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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 6, 2002
                                                  ------------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     000-21589                 56-1930728
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(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina          27707
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code                (919) 493-5980
                                                      --------------------------


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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

     On November 6, 2002, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.         The following document is incorporated by reference
                           to this Report:

         99.1              Press release dated November 6, 2002.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Triangle Pharmaceuticals, Inc.
                                                --------------------------------
                                                     (Registrant)


               November 7, 2002                        /s/ Daniel G. Welch
  -----------------------------------------     --------------------------------
                    Date                                  (Signature)
                                                Name:  Daniel G. Welch
                                                Title: Chairman & Chief
                                                       Executive Officer